UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 30, 2025

Central Index Key Number of the issuing entity: 0001571237

Morgan Stanley Bank of America Merrill Lynch Trust 2013-C9

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0001547361

Morgan Stanley Capital I Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001102113

Bank of America, National Association

(Exact Names of the Sponsors as Specified in their Charters)

Delaware	333-180779-03	38-3906833 38-3906834 38-3906835 38-7092974 38-7092975 38-7092976
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1585 Broadway, New York, New York	10036
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code: (212) 761-4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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[ ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

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Section 6 – Asset-Backed Securities

Item 6.04 – Failure to Make a Required Distribution.

On June 30, 2025, the Depositor was notified by the Certificate Administrator that it was notified by the Master Servicer of servicer report revisions with respect to the Distribution Dates in April, May and June of 2025, resulting from a recalculation of the amounts reimbursable to the Master Servicer for advances. The Certificate Administrator informed the Depositor that distributions to certificateholders of the classes listed below were subsequently revised to offset the amount of underpayment or overpayment caused by such servicer remittance report revisions.

April 2025
Affected Class	Original Amount Distributed	Overpayment or Underpayment	Overpayment or Underpayment Type
Class B	$943,825.13	$618,995.63 (Overpayment)	Principal

May 2025
Affected Class	Original Amount Distributed	Overpayment or Underpayment	Overpayment or Underpayment Type
Class X-B	$5,388.96	$48.36 (Underpayment)	Interest
Class B	$347,448.85	$1,912.69 (Underpayment)	Interest
Class J	$91,818.96	$1,961.05 (Overpayment)	Interest

June 2025
Affected Class	Original Amount Distributed	Overpayment or Underpayment	Overpayment or Underpayment Type
Class X-B	$8,802.61	$113.20 (Underpayment)	Interest
Class B	$713,110.91	$474,668.22 (Overpayment)	Principal
Class B	$101,269.03	$1,912.69 (Underpayment)	Interest
Class J	$96,005.41	$2,025.90 (Overpayment)	Interest

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN STANLEY CAPITAL I INC.

By:	/s/ Jane Lam
Name: Jane Lam
Title: President

Dated: July 1, 2025

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